UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 27, 2005

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MEDICAL CONNECTIONS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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WEBB MORTGAGE DEPOT, INC.

(Former Name of Registrant)

Florida	333-72376	65-0902373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Glades Road, Suite 202(E), Boca Raton, Florida 33431

(Address of principal executive offices) (Zip Code)

(561) 353-1110

(Registrant’s Telephone Number, Including Area Code)

Webb Mortgage Depot, Inc.

155 Wilson Lake Road, Mooresville, NC  28117

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information.

Forward Looking Statements

Certain statements included in this Form 8-k regarding Medical Connections or the Company that are not historical facts are forward-looking statements, including the information provided with respect to the future business operations and anticipated operations following the acquisition of Medical Connections. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management, and words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties, including, but not limited to, the success of our current or proposed business activities. Accordingly, actual results may differ.

Item 2.01

Completion of Acquisition or Disposition of Assets

At a Special Meeting of the shareholders of Webb Mortgage Depot, Inc. (the “Company”) held, December 5, 2005 the Company’s shareholders approved a Share for Share Exchange Agreement (the “Agreement”) between the Company, Byron Webb, Medical Connections and the holders of all of the issued and outstanding shares of common stock of Medical Connections pursuant to which Webb Mortgage has acquired all of the issued and outstanding shares of common stock of Medical Connections and the Medical Connections shareholders will be issued (following a 100:1 reverse split of our common stock) up to 444,600 shares of our common stock so that, immediately following Closing, the former shareholders of Medical Connections will own approximately 95%of the Company’s issued and outstanding Common Stock. The transaction closed on December 27, 2005. Concurrent with the Closing, our former president, Byron Webb, was required to tender 1,831,000 pre-split shares of our common stock to the Company for redemption. These shares have been tendered and returned to treasury and Medical Connections tendered the required payment of $200,000 for the shares.

General

The following description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement,, a copy of which is attached hereto and marked Exhibit 10.1 and is incorporated herein by reference. We urge each of you to read the Agreement carefully.

The Agreement

The Agreement provides in part that Medical Connections will become a wholly owned subsidiary of our Company. At the closing of the Agreement, the stock conversions described below will become effective.

Conversion and Exchange of Shares

At the closing of the Agreement, each issued and outstanding share of the common stock of Medical Connections (8,109,416 in total) shall be cancelled and converted into the right to receive 0.05482 shares of the Company’s Common Stock, subject to adjustment as herein described. The maximum number of shares of the Company’s Common Stock to be issued to the Medical Connection stockholders is not to exceed 444,600 shares after consideration of the 100 to 1 reverse split. However, the intent of the Agreement is that the number of shares issued to the Medical Connection shareholders will represent post closing approximately 95% of our issued and outstanding Common Stock of the Company on a fully-diluted basis. Thus, the maximum number of shares of the Company’s Common Stock to be issued pursuant to the Agreement is to be adjusted either upwards or downwards to the extent necessary to ensure that the number of shares so issued.

Shares of common stock in our Company will be issued to the Medical Connections shareholders immediately following the effective date of the reverse split.

Fractional Shares

If any Medical Connections’ shareholder is entitled to receive a fractional share of the Common Stock of the Company pursuant to the Agreement (after aggregating all fractional shares of the Company’s Common Stock to be received by a holder), then such shareholder will be entitled to receive one whole share of the Company’s Common Stock if such holder otherwise would have been entitled to receive or purchase one-half or more of a share of the Company’s Common Stock. Otherwise, such shareholder shall not be entitled to received or purchase any additional shares or fractional shares of the Company’s Common Stock.

Surrender of Shares

Each former holder of the common stock of Medical Connections who surrenders the certificates representing those shares to the Company or our transfer agent for cancellation will be entitled to receive in exchange thereof (i) as promptly as practicable after the closing, certificates representing that shareholder’s proportionate number of shares of the Company’s Common Stock for each share of Medical Connection’s common stock surrendered. If the shares of the Company’s Common Stock (or any portion thereof) are to be delivered to any person other than the person in whose name the certificate or certificates representing former shares of Medical Connection’s common stock surrendered in exchange therefor are registered, in addition to any other requirements of applicable law, it shall be a condition to such exchange that the certificate or certificates so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such exchange shall pay to the Company or its transfer agent any transfer or other taxes required by reason of the delivery of such shares to a person other than the registered holder of the Medical Connections’ certificate or certificates surrendered, or shall establish to the satisfaction of the Company or its transfer agent that such tax has been paid or is not applicable.

Unless and until the certificates representing Medical Connections’ common stock prior to the closing are surrendered as described above, any dividends or other distributions, if any, payable as of any date subsequent to the closing will not be paid to the holders of such unsurrendered certificates.

Under the terms of the Agreement, the officers and directors of Medical Connections immediately prior to the closing of the Agreement will become the officers and directors of the Company. Each of such directors shall serve in such capacity from the closing until the next annual meeting of shareholders and their successors have been elected and qualified. Each of such officers will hold such office or offices from the Effective Time until the next annual meeting of directors and until their successors shave been elected or appointed and qualified.

The Agreement also contemplates that each of the current Directors and officers of the Company will resign effective as of the closing. Effective as of the closing date, the authorized number of directors of the Company’s Board of Directors will remain unchanged and the following individuals will become the new directors and officers of the Company:

MEDICAL CONNECTIONS, INC.

Medical Connections is an employment and executive search firm that will provide recruiting services to its clients within the healthcare and medical industries. It seeks to become a full service company by taking advantage of the search and placement opportunities within such industries. These industries were selected for concentrated efforts because they are relatively stable, and because management believe that the need for quality employees and professionals in such fields has been steadily increasing over the past few years and the projected growth of the industries appears to be increasing steadily over time.

Medical Connections, Inc. was formed in Florida on November 26, 2002 for the purpose of specializing in the recruitment and placement of healthcare professionals in a variety of employment settings. Its plan is to expand its recruiter network to service what it believe is the critical personnel shortage of healthcare and medical research facilities.

The medical recruitment and staffing business is quickly becoming highly dependent upon technology, use of the Internet, online collaboration and web networking. Medical Connections has developed its business based on a technological platform keeping in line with current trends.

Traditional Revenue Sources

Currently, revenues are generated from the following sources:

1.

Contract appointments are temporary hires (typically, 13 week contracts) made by healthcare facilities to economically complete short staffing during periods of high seasonal activity, vacations, leaves of absence, etc. This also includes contracts for what is commonly known as “traveling nurses” or physicians who are willing to take temporary assignments outside their home region. Under this arrangement, Medical Connections is the employer of record for the healthcare professional and the healthcare facility remits a per diem to the Company that includes all employment overhead as well as a surcharge (profit) for the service.

2.

Permanent replacement hires are designed to find suitable permanent staff. Under this arrangement, Medical Connections receives a placement fee ranging from 15%-25% of the employee’s initial annual salary, or in the case of a physician placement, a negotiated fee is predetermined based upon medical specialty.

3.

International Job Fairs are held to find appropriately qualified individuals. The Company also has direct access to markets in Brazil and the Philippines. Under this arrangement, Medical Connections receives a negotiated fee for each successfully hired candidate and this includes a surcharge sufficient to defray the costs incurred in hosting the fair.

Marketing Research and Analysis

Medical Connections believes that over the next decade, it will be able to capitalize upon the significant opportunities presented by the national labor outlook and its impact on the executive and employee search and placement industry.

Medical Connections believes the service industries in the U.S. represent the fastest growing sector of the national economy, and that search firms are poised to flourish in the midst of today’s labor trends and outlook. A recent American Management Association survey of top executives placed “Recruiting and Retaining Skilled Talent” as their number one corporate concern nationwide in staffing and organizational structure. The Bureau of Labor Statistics estimates that in the decade from 1996 to 2006, employment needs in the U.S. will increase by 14%, demanding 18.5 million workers to fill new positions. Medical Connections believes that it has carefully selected areas of specialization (i.e. healthcare and medical) to exploit these trends in a sector that is relatively stable and has good growth prospects.

Industry Trends

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High level of segmentation and specialization;

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Relatively easy start-up, with little or no state or federal regulations

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80% of recruiters have a medical background or nursing background with 5+ years of experience;

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Move to web based services, requiring traditional firms to incur extra-ordinary costs to alter their brick and mortar business presence;

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Fee sharing, especially between traditional recruiters and web based services;

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Significant shift based on Internet technology, especially the ability to concentrate to find the right candidate through specialized web based services and data base management;

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Networking between candidates and employers based on web based technology;

Competition

The industry of healthcare provider recruitment is defined by the most basic of all economic principles: supply and demand. Management believes that the soaring demand for basic healthcare providers from technicians and nurses through medical specialists, pharmacists and research scientists far outstrips the available supply of qualified workers. As a result, management believes medical facilities are in a bidding war for the available talent, and this has produced tremendous opportunities for permanent, part-time and contract workers.

Medical Connections’ management believes that third-party recruiters, offering web-based and technological advances, such as Medical Connections, offer healthcare facilities an economically efficient method for locating and signing qualified individuals for their clients.

Medical Connections prides itself on providing a specialization-based recruiter network because distinguishing the competencies of an ER physician, a research pharmacologist or a RN require an intimate knowledge of the subtleties of those professions and a clear understanding of the needs of our clients. Matching the particular needs of our clients with the unique work experiences of various candidates is how Medical Connections establishes its trusted name in the industry.

Competitive Advantages

The recruiting industry depends on the recruitment and retention of top talent. In larger firms, vast amounts of financial resources are expended in hiring and training new recruiters in an industry with turnover rates that Medical Connections are greater 65%. It has been estimated that the top 10% of the successful recruiters with a firm generate the revenues needed to support those efforts. By focusing on a web based business we believe we can reduce if not eliminate recruiter turnover.

Management believes that with its expertise in recruitment methods and effective resource management it intends on being able to provide exceptional service to both clients and candidates. Management will seek to maintain controlled, sustained growth, and will seek to constantly explore related opportunities within the healthcare and medical industries, as well as eventually other industries.

Alliances

The recruitment industry uses information technology as a competitive advantage. Utilizing this technology to collaborate with other consultants and firms will be a priority for the Company. Collaboration we feel is very important in our initial stages of operations. Normally, the fees are split on a 50/50 basis. Management will only collaborate with individuals and firms with whom it gains a relationship of confidentiality and trust. These opportunities may allow Medical Connections to make more placements; more quickly, and thereby increase cash flow.

Technology

As discussed herein, web based technology and data base recruitment methodology will provide us with additional revenue sources and a competitive edge. These external database services, which provide resume searching, job postings, contact information, and industry lists. Management’s industry experience and exposure have allowed us to identify the very best sources in each industry to eliminate the risk of investing in sub-standard database services and products.

Section 3 - Securities and Trading Markets

Item 3.02

Unregistered Sale of Equity Securities

In connection with the acquisition of all of the issued and outstanding shares of common stock of Medical Connections, Inc. we will issue a total of 444,600 shares of our common stock. The shares are being issued to the shareholders of Medical Connections, each of which has represented that the shareholder is an accredited investor. The shares are exempt from registration under Section 4(2) and Section 4(6) of the Securities Act.

Section 5 - Corporate Governance and Management

Item 5.01

Change in Control of Registrant

Pursuant to the Share for Share Exchange Agreement, the issuance of the Company’s Common Stock to the shareholders of Medical Connections has resulted in a change in control. Following our 100:1 reverse split of our Common Stock and the issuance of the 444,600 shares to the Medical Connections shareholders, there will be approximately 468,000 shares of our Common Stock issued and outstanding. The following table represents the share ownership of those individuals who will own more than 5% of our outstanding Common Stock .

Name of Shareholder	No. of Shares	Percentage of ownership
Joseph J. Azzata	164,475	35.14%
Anthony J. Nicolosi	164,475	35.14%

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)

In connection with the execution of the Share for Share Exchange, Harvey Judkowitz and Byron Webb, our former officers and directors tendered their resignation as both officers and directors of the Company. Mr. Webb will remain with the Company to operate its new mortgage subsidiary

(c)

In connection with the Closing of the Share for Share Exchange Agreement, Joseph Azzata and Anthony Nicolosi have been nominated to fill the vacancies on the Company’s Board of Directors. Mr. Azzata will also serve as the Company’s chief executive officer, treasurer and secretary whil Mr. Nicolosi will serve as the Company’s president.

Joseph J. Azzata, (45) Chief Executive Officer/Director. For nearly ten years, Mr. Azzata has been in the investment banking and brokerage industry, and in 1998 co-founded the firm of Emerson Bennett & Associates, Inc., of Fort Lauderdale, Florida, serving as COO. Emerson Bennett was later acquired by Cardinal Capital Management, Inc. where he continued to work until devoting all of his time to the operations of Medical Connections. As a founding member and CEO of Medical Connections, Mr. Azzata’s responsibilities include raising capital, developing new client contacts, as well as developing new office locations, and structuring joint ventures with other staffing companies. Chief among Mr. Azzata’s many tasks will be to forge strategic alliances with larger healthcare staffing organizations that may be interested in eventually acquiring Medical Connections.

Anthony J. Nicolosi, (34) President /Director. With more than 12 years experience in investment banking and brokerage, Mr. Nicolosi previously served as president and CEO of Capital Market Partners, Inc. in Pompano Beach, Florida. Mr. Nicolosi also served as a Financial Executive with Citicorp Investment Services of Dania Beach, Florida. Mr. Nicolosi is responsible for raising capital, developing clients and new locations for the Company, researching and effecting strategic acquisitions of other small staffing companies, assisting with international job fairs, supervising the operations of the Florida office and assuming responsibility for day-to-day operations including the execution of all policy objectives within budgetary guidelines. Mr. Nicolosi attended Southern Connecticut University for two years and Florida Atlantic University for two years.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to a meeting of the shareholders held on December 5, 2005 and in connection with the approval of the Share for Share Exchange Agreement, we authorized the filing of a Certificate of Amendment to our Articles of Incorporation changing our name to Medical Connections Holdings, Inc. The amendment was filed December 14, 2005 and a copy of which is attached hereto as Exhibit 3.1.

Section 9 - Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(a)

Financial Statements of Acquired Business*

(b)

Pro Forma Financial Information*

*To be filed by amendment.

(c)

Exhubits

Exhibit 3.1

Amended Articles of Incorporation

Exhibit 10.1

Share-For-Share Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2005

Medical Connections Holdings, Inc.

By:	/s/ JOSEPH AZZATA
Joseph Azzata
Chief Executive Officer